SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                 19-Oct-00

DLJ MORTGAGE ACCEPTANCE CORP.,
Series 2000-1
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware                   333-75921
(State or Other            (Commission
Jurisdiction               File Number)
of Incorporation)

13-3460894                 277 Park Avenue, 9th Floor
(I.R.S. Employer           New York, New York
Identification No.)        (Address of Principal
                           Executive Offices)

10172
(Zip Code)


Registrant's telephone number: (212) 839-3000


Item 5.    Other Events.

On behalf of DLJ Mortgage Acceptance Corp,
Series 2000-1, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated February 1, 2000 by Bank One of Chicago, as trustee for the Trust, the Trustee has caused to be filed with
the Commission, the Monthly Report
dated                            19-Oct-00
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due February 1, 2030.

A. Monthly Report Information:
See Exhibit No. 1

B. Have any deficiencies occurred?   NO.
           Date:
           Amount:

C. Item 1: Legal Proceedings: NONE

D. Item 2: Changes in Securities: NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F. Item 5: Other Information - Form 10-Q, Part II -
Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

DLJ Mortgage Acceptance Corp., Series 2000-1
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

                 Beg
Class            Bal
I-A-1       266,596,769.41
II-A-1       73,444,337.03
III-A-1     111,401,651.59
IV-A-1       45,616,261.86
V-A-1        74,451,603.20
I-X           3,451,396.76
II-X          1,449,187.16
III-X        12,328,750.87
IV-X            628,677.53
V-X           2,500,500.58
III-P           220,716.13
V-P             352,776.89
D-B-1        37,078,693.64
D-B-2        10,449,451.14
D-B-3         6,404,503.31
D-B-4         4,044,947.84
D-B-5         2,359,552.49
D-B-6         3,707,873.37
A-R                   0.00
TOTAL:      675,532,404.48

Class            Prin
I-A-1         2,085,724.12
II-A-1          620,953.07
III-A-1         503,724.45
IV-A-1          138,647.53
V-A-1         1,118,900.61
I-X                   0.00
II-X                  0.00
III-X                 0.00
IV-X                  0.00
V-X                   0.00
III-P               200.11
V-P              14,493.56
D-B-1            37,882.71
D-B-2            10,676.04
D-B-3             6,543.38
D-B-4             4,132.66
D-B-5             2,410.72
D-B-6             3,788.06
A-R                   0.00
TOTAL:        4,548,077.02


Class            Int
I-A-1         1,779,634.17
II-A-1          451,904.05
III-A-1         742,677.68
IV-A-1          313,688.10
V-A-1           511,854.77
I-X              23,009.31
II-X              8,906.46
III-X            82,191.67
IV-X              4,322.16
V-X              17,190.94
III-P                 0.00
V-P                   0.00
D-B-1           246,777.98
D-B-2            69,546.53
D-B-3            42,625.30
D-B-4            26,921.23
D-B-5            15,704.05
D-B-6            24,677.82
A-R                   0.00
TOTAL:        4,361,632.22

                 Prin
Class            Loss
I-A-1                 0.00
II-A-1                0.00
III-A-1               0.00
IV-A-1                0.00
V-A-1                 0.00
I-X                   0.00
II-X                  0.00
III-X                 0.00
IV-X                  0.00
V-X                   0.00
III-P                 0.00
V-P                   0.00
D-B-1                 0.00
D-B-2                 0.00
D-B-3                 0.00
D-B-4                 0.00
D-B-5                 0.00
D-B-6                 0.00
A-R                   0.00
TOTAL:                0.00

                 Rem
Class            Bal
I-A-1       264,511,045.29
II-A-1       72,823,383.96
III-A-1     110,897,927.14
IV-A-1       45,477,614.33
V-A-1        73,332,702.59
I-X           3,426,808.47
II-X          1,437,637.58
III-X        12,285,020.83
IV-X            626,920.64
V-X           2,489,649.63
III-P           220,516.02
V-P             338,283.33
D-B-1        37,040,810.93
D-B-2        10,438,775.10
D-B-3         6,397,959.93
D-B-4         4,040,815.18
D-B-5         2,357,141.77
D-B-6         3,704,085.31
A-R                   0.00
TOTAL:      665,524,074.36

               Distrib
Class            Date
I-A-1         19-Oct-00
II-A-1        19-Oct-00
III-A-1       19-Oct-00
IV-A-1        25-Oct-00
V-A-1         25-Oct-00
I-X           19-Oct-00
II-X          19-Oct-00
III-X         19-Oct-00
IV-X          25-Oct-00
V-X           25-Oct-00
III-P         19-Oct-00
V-P           25-Oct-00
D-B-1         25-Oct-00
D-B-2         25-Oct-00
D-B-3         25-Oct-00
D-B-4         25-Oct-00
D-B-5         25-Oct-00
D-B-6         25-Oct-00

                 Beg
               Cur Prin
Class            Amt
I-A-1             957.86573
II-A-1            953.03414
III-A-1           944.81180
IV-A-1            909.54302
V-A-1             818.51994
I-X               963.05426
II-X              956.47963
III-X             946.29321
IV-X              919.11517
V-X               758.55957
III-P             943.79599
V-P               950.18959
D-B-1             993.17922
D-B-2             993.17922
D-B-3             993.17922
D-B-4             993.17922
D-B-5             993.17922
D-B-6             993.17938
A-R                 0.00000

                 Prin
Class          Distrib
I-A-1               7.49388
II-A-1              8.05766
III-A-1             4.27215
IV-A-1              2.76449
V-A-1              12.30118
I-X                 0.00000
II-X                0.00000
III-X               0.00000
IV-X                0.00000
V-X                 0.00000
III-P               0.85568
V-P                39.03779
D-B-1               1.01472
D-B-2               1.01472
D-B-3               1.01472
D-B-4               1.01472
D-B-5               1.01472
D-B-6               1.01466
A-R                 0.00000

Class            Int
I-A-1               6.39412
II-A-1              5.86403
III-A-1             6.29875
IV-A-1              6.25463
V-A-1               5.62732
I-X                 6.42036
II-X                5.87836
III-X               6.30862
IV-X                6.31892
V-X                 5.21510
III-P                    NA
V-P                      NA
D-B-1               6.61012
D-B-2               6.61012
D-B-3               6.61012
D-B-4               6.61012
D-B-5               6.61012
D-B-6               6.61012
A-R                 0.00000

                 Rem
Class            Bal
I-A-1             950.37185
II-A-1            944.97648
III-A-1           940.53965
IV-A-1            906.77852
V-A-1             806.21876
I-X               956.19331
II-X              948.85678
III-X             942.93672
IV-X              916.54663
V-X               755.26779
III-P             942.94031
V-P               911.15180
D-B-1             992.16451
D-B-2             992.16451
D-B-3             992.16451
D-B-4             992.16451
D-B-5             992.16451
D-B-6             992.16473
A-R                 0.00000


           SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           DLJ MORTGAGE ACCEPTANCE CORP.

           By: /s/ Mary Fonti
           Name: Mary Fonti
           Title: Trust Officer
           Bank One

Dated:            31-Oct-00